UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported):

                                November 10, 2004


                        INTEGRATED SECURITY SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                  1-11900               75-2422983
     ------------------------   ---------------------   -------------------
     (State of incorporation)   (Commission File No.)      (IRS Employer
                                                        Identification No.)

                     8200 Springwood Drive
                           Suite 230
                         Irving, Texas                    75063
           ----------------------------------------    ----------
           (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (972) 444-8280


                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On November 10, 2004, B&B ARMR Corporation ("Borrower"), a wholly-owned subsidiary of Integrated Security Systems, Inc. ("ISSI") entered into a Loan Agreement ("Loan Agreement") with Briar Capital, L.P. ("Lender") for a $3,000,000 discretionary demand asset based lending credit facility. Under the terms of the Loan Agreement, working capital advances are made available to Borrower based on the value of its accounts receivable and inventory. Although payable on demand, the Loan Agreement has a stated 3-year term. A copy of the Loan Agreement is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. In connection with the Loan Agreement, Borrower issued a Revolving Promissory Note ("Note"), dated November 10, 2004, to Lender in the principal amount of $3,000,000. The Note has an annual interest rate of two percent above the prime rate but in no event will interest exceed the maximum nonusurious interest rate allowable under applicable law. A copy of the Note is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

         Borrower, ISSI and Inteli-Site, Inc. ("Inteli-Site"), another wholly-owned subsidiary of ISSI, also entered into a Subordination Agreement ("Subordination Agreement"), dated November 10, 2004, with Lender, Renaissance US Growth Investment Trust PLC ("RUSGIT"), Renaissance Capital Growth & Income Fund III, Inc. ("Renaissance III"), and BFS US Special Opportunities Trust PLC ("BFS," and together with RUSGIT and Renaissance III, collectively, the "Subordinated Lenders"). Pursuant to the terms of the Subordination Agreement, the Subordinated Lenders agreed to subordinate their indebtedness, liens and other obligations to Lender's indebtedness, liens and other obligations. A copy of the Subordination Agreement is attached as Exhibit 4.3 to this Current Report on Form 8-K and incorporated herein by reference. As an inducement for Lender to enter into the Loan Agreement, C. A. Rundell, Jr., the Chairman and CEO of ISSI, agreed to subordinate certain indebtedness owed to him by Borrower pursant to the terms of a Subordination Agreement, dated November 10, 2004. A copy of the Subordination Agreement is attached as Exhibit 4.4 to this Current Report on Form 8-K and incorporated herein by reference.

         ISSI unconditionally guaranteed the obligations of Borrower pursuant to the terms of a Guaranty Agreement, dated November 10, 2004, a copy of which is attached as Exhibit 4.5 to this Current Report on Form 8-K and incorporated herein by reference. ISSI's guaranty obligations to Lender are secured by a first priority security interest in ISSI's personal property pursuant to the terms of a Guarantor Security Agreement, dated November 10, 2004, a copy of which is attached as Exhibit 4.6 to this Current Report on Form 8-K and incorporated herein by reference.

         Inteli-Site also unconditionally guaranteed the obligations of Borrower pursuant to the terms of a Guaranty Agreement, dated November 10, 2004, a copy of which is attached as Exhibit 4.7 to this Current Report on Form 8-K and incorporated herein by reference. Inteli-Site's guaranty obligations to Lender are secured by a first priority security interest in Inteli-Site's personal property pursuant to the terms of a Guarantor Security Agreement, dated November 10, 2004, a copy of which is attached as Exhibit 4.8 to this Current Report on Form 8-K and incorporated herein by reference.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c)      Exhibits.

         4.1 Loan Agreement, dated November 10, 2004, among B&B ARMR Corporation, Integrated Security Systems, Inc., Intelli-Site, Inc. and Briar Capital, L.P.

         4.2 Revolving Promissory Note, dated November 10, 2004, issued by B&B ARMR Corporation to Briar Capital, L.P.


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         4.3     Subordination  Agreement,  dated  November 10, 2004,  among B&B
                 ARMR   Corporation,    Integrated   Security   Systems,   Inc.,
                 Intelli-Site, Inc., Briar Capital, L.P., Renaissance US Growth Investment Trust PLC, Renaissance Capital Growth & Income Fund III, Inc., and BFS US Special Opportunities Trust PLC.

         4.4 Subordination Agreement, dated November 10, 2004, among B&B ARMR Corporation, C. A. Rundell, Jr. and Briar Capital, L.P.

         4.5 Guaranty Agreement, dated November 10, 2004, by Integrated Security Systems, Inc. in favor of Briar Capital, L.P.

         4.6 Guarantor Security Agreement, dated November 10, 2004, by Integrated Security Systems, Inc. in favor of Briar Capital, L.P.

         4.7 Guaranty Agreement, dated November 10, 2004, by Inteli-Site, Inc. in favor of Briar Capital, L.P.

         4.8 Guarantor Security Agreement, dated November 10, 2004, by Inteli-Site, Inc. in favor of Briar Capital, L.P.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         INTEGRATED SECURITY SYSTEMS, INC.


Dated:  November 16, 2004                By:    /s/ C.A. RUNDELL, JR.
                                                -------------------------------
                                         Name:  C.A. Rundell, Jr.
                                         Title: Director, Chairman of the Board
                                                and Chief Executive Officer
                                                (Principal Executive and
                                                Financial Officer)






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                                  Exhibit Index



  Exhibit No.       Description
  -----------       ------------------------------------------------------------

     4.1 Loan Agreement, dated November 10, 2004, among B&B ARMR Corporation, Integrated Security Systems, Inc., Intelli-Site and Briar Capital, L.P.

     4.2 Revolving Promissory Note, dated November 10, 2004, issued by B&B ARMR Corporation to Briar Capital, L.P.

     4.3 Subordination Agreement, dated November 10, 2004, among B&B ARMR Corporation, Integrated Security Systems, Inc., Intelli-Site, Inc., Briar Capital, L.P., Renaissance US Growth Investment Trust PLC, Renaissance Capital Growth & Income Fund III, Inc., and BFS US Special Opportunities Trust PLC.

     4.4 Subordination Agreement, dated November 10, 2004, among B&B ARMR Corporation, C. A. Rundell, Jr. and Briar Capital, L.P.

     4.5 Guaranty Agreement, dated November 10, 2004, by Integrated Security Systems, Inc. in favor of Briar Capital, L.P.

     4.6 Guarantor Security Agreement, dated November 10, 2004, by Integrated Security Systems, Inc. in favor of Briar Capital, L.P.

     4.7 Guaranty Agreement, dated November 10, 2004, by Inteli-Site, Inc. in favor of Briar Capital, L.P.

     4.8 Guarantor Security Agreement, dated November 10, 2004, by Inteli-Site, Inc. in favor of Briar Capital, L.P.




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